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SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

June 3, 1999

Dear Shareholder:

We are pleased to present the semi-annual report for Schroder Series Trust for the six months ended April 30, 1999. During the six month period, concerns that affected U.S. financial markets in the fall of 1998 subsided, including concerns regarding banking sector difficulties and international credit risk. The U.S. economy proved very resilient following the Federal Reserve's interest rate cut in October 1998 and, as the period progressed, expectations for both GDP and corporate earnings growth increased. Gains in productivity accompanied this economic growth and helped to limit inflationary pressures. The equity market reacted favorably to these developments, rising strongly over the period. While the largest companies dominated the rally, in the last few months there were encouraging indications of a more broad-based move as smaller and medium-sized companies started to recover. The Treasury bond market was relatively weak, as yields rose sharply due to concerns about increasing inflation in the future. However, corporate, mortgage and asset-backed bonds, which had fallen dramatically following last year's credit scare, fared better than Treasuries as investors' fears diminished and credit spreads narrowed.

Looking ahead, we believe that U.S. interest rates are likely to increase which would tend to produce volatility in the stock markets. We expect that investors will pay increasing attention to securities' valuations as well as to their growth prospects as these trends emerge. We are encouraged by the long-term structural shifts in the U.S. economy and believe that Schroders is well placed to identify both attractively positioned and attractively valued investment opportunities.

On a corporate note, we would like to take this opportunity to inform you that Mark Smith has resigned as President of the Funds effective June 2, 1999. In addition, Schroder Capital Management Inc. and its sister company, Schroder Capital Management International Inc., responsible for investing in domestic and international markets, respectively, will be merging into a newly created corporation called Schroder Investment Management North America Inc. This change will allow us to simplify our internal corporate structure and to integrate our international and domestic equity and fixed income management services for U.S. clients into one corporate entity. We assure you that no changes in Fund management are planned or anticipated in connection with the merger. The merger is expected to be effective on or about July 1, 1999.

Thank you for your interest in Schroder Series Trust.

Sincerely,

/s/ Nancy A Curtin                      /s/ Alexandra Poe

Nancy A. Curtin                         Alexandra Poe
Chairman                                President


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

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SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1999)

Q: How did the Schroder Large Capitalization Equity Fund perform for the six months ended April 30, 1999?

A: For the six months ended April 30, 1999 the Schroder Large Capitalization
   Equity Fund's Investor Shares returned 17.35%. The Fund's benchmark, the S&P 500 Index, returned 22.30% over the same period.

Q: What factors contributed most to performance over the period?

A: In the fourth quarter of 1998, the Fund delivered strong gains, as during this period the market favored the largest, most liquid companies. During the first quarter 1999, the market moved away from the top quality, blue chip companies which the Fund holds, towards smaller cap and cyclical stocks. Stable inflation and a stronger-than-expected economy boosted confidence, as fears of the Brazilian crisis affecting the U.S. equity market gradually diminished. Overall, sector allocation contributed positively to relative performance, especially the Fund's overweight positions in the communication services as this sector outperformed. However, the Fund's underweight position in technology detracted from relative performance, as this sector led the market.

Q: How is the Fund positioned going forward?

A: The Fund remains diversified among industry sectors, as sector weightings drive our bottom-up stock selection process. We seek large, quality companies with the potential for strong earnings growth that are attractively priced relative to the market. At the end of the period, the Fund was overweight the capital goods, financial and technology sectors. Within the capital goods sector, we focused on multi-industry companies with first-class managements. Within the financial sector, the Fund is overweight financial services as valuations have been compelling and there is increasing demand for these types of companies. The Fund holds lower weightings in the consumer cyclicals and consumer staples sectors, where prospects for growth are less certain.

Q: Overall, for the past 20 months, U.S. large caps have outperformed all other asset classes. Do you think that this is sustainable?

A: Large cap companies continue to have many excellent fundamental attributes, including world-class products and management, economies of scale, and the potential for higher relative returns on investment. Over the last year, a huge valuation gap has developed between large caps and all other size segments of the market. In our view this gap will have to contract, but this is likely to occur through higher prices for small and large cap stocks, with small caps rising faster. For many investors, large cap equities should form the core of a diversified portfolio, as a base around which to add more aggressive, higher risk investments.

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                                        2

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SCHRODER LARGE CAPITALIZATION EQUITY FUND
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                 Portfolio Characteristics as of April 30, 1999

                                TOP TEN HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Microsoft Corp.                       8.3%
General Electric Co.                  7.3
IBM                                   6.2
American International Group,
  Inc.                                4.5
Intel Corp.                           4.3
Bristol-Myers Squibb Co.              4.0
Cisco Systems Inc.                    3.7
Lucent Technologies, Inc.             3.4
SBC Communications, Inc.              3.2
Pfizer, Inc.                          2.7
                                     ----
     Total                           47.6%
                                     ====

                              INVESTMENT BY SECTOR

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Banks                                  4.0%
Capital Goods                         11.5
Computer Hardware                     20.7
Computer Software                      9.2
Consumer Cyclicals                     4.8
Consumer Discretionary                 0.4
Consumer Staples                       8.1
Financial Services                    15.9
Health Care                           10.9
Telecommunications                    12.2
Transportation                         0.5
Cash Equivalents and Other Net
  Assets                               1.8
                                     -----
     Total                           100.0%
                                     =====

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                                        3

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SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1999)

Q: How did the Schroder Small Capitalization Value Fund perform for the six months ended April 30, 1999?

A: For the six months ended April 30, 1999, the Schroder Small Capitalization
   Value Fund's Investor Shares returned 3.64% and its Advisor Shares returned 3.50%. The Fund's benchmark, the Russell 2000 Index, returned 15.16% over the same period.

Q: What factor had the greatest affect on performance over the period?

A: Most of the last six months was a tale of two cities. It was the best of times for a very narrow group of mega-cap growth stocks and the worst of times for much of the rest of the market, especially for small and mid cap value stocks. The market continued to reward visibility, size and strong prior price performance while investors liquidated their small cap and value holdings. Within the small cap universe there was a huge dichotomy in performance between growth and value stocks, heavily driven by internet issues. The Russell 2000 Index contains 53 internet-related issues that constitute approximately 7.5% of the total index capitalization. Consequently, the Fund's relative performance suffered as our valuation discipline precludes the Fund from owning any internet stocks.

Q: In April there was a turnaround for small cap stocks. Do you believe that this is sustainable?

A: Since the first week in April, small and mid cap stocks have led large cap equities, and the value style of investing has outperformed the growth style. As a result, the Fund's performance sharply improved during this period. For the quarter ended April 30, 1999, the Investor Shares of the Fund gained 1.16%, compared to the Russell 2000 Index's gain of 1.70%; in the month of April alone, however, the Investor Shares of the Fund rose 11.55%, while the Russell 2000 Index returned 8.96%.

   We believe that this change in market leadership may be significant. The valuation gulf between large and small companies is unprecedented. As of March 31, 1999, securities in the Fund were trading at an average of 16x our forecast 1999 earnings estimates compared with 23.9x for the Russell 2000 and 26x for the S&P 500. Augmenting the strong valuation position of small cap stocks, the market in general may be broadening to include smaller capitalization companies. Domestically, last fall's interest rate cuts by the Federal Reserve are beginning to positively influence profitability in cyclically sensitive sectors while certain emerging countries are starting to show signs of economic recovery. Energy prices have rebounded dramatically and should significantly improve company earnings over the next few quarters. We believe that a general broadening of the market to include basic materials and capital goods companies in recognition of their improved prospects could sustain the recent change in leadership, particularly from their current depressed levels.

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                                        4

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SCHRODER SMALL CAPITALIZATION VALUE FUND
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Q: How is the Fund currently positioned?

A: We increased the Fund's exposure to cyclically sensitive sectors and companies over the past few months. Valuations were compelling, with many excellent companies trading at or below book value, and we believed that earnings rebounds could be dramatic with slight incremental demand improvement. One of our recent purchases was Case Corp, a worldwide manufacturer of agricultural and construction equipment. Having traded as high as $73 in early 1998 the stock was valued at $19 in the first quarter of 1999. At that level, its valuation was compelling at .6x its book value. Its closest peer company, Deere & Co., the global leader in farm equipment, was selling at 1.7x book value. While Case may have to adjust its production schedules while their distributors work off inventories, we expect demand to stay strong and earnings to resume growth in 2000. Case's earnings peaked at $5.11 per share in 1997 and we believe that over the next 12 to 18 months the stock has significant upside potential.

   The Fund holds a number of similar high-quality companies at attractive valuations. Accordingly, we believe we are poised to take advantage of a market rotation toward small cap and value investing.

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                                        5

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SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                 Portfolio Characteristics as of April 30, 1999

                                TOP TEN HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Cummins Engine Co., Inc.              3.9%
Millipore Corp.                       3.6
Case Corp.                            3.5
Westpoint Stevens, Inc.               3.5
Warnaco Group, Inc.                   3.5
Valassis Communications               3.4
Symantec Corp.                        3.4
BJ's Wholesale Club, Inc.             3.3
Protective Life Corp.                 3.3
Digital Microwave Corp.               3.1
                                     ----
     Total                           34.5%
                                     ====

                              INVESTMENT BY SECTOR

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Banks & Finance                        3.9%
Basic Industry                        15.0
Capital Goods                         16.3
Consumer Cyclicals                    10.7
Consumer Discretionary                 7.1
Consumer Staples                       3.7
Energy                                 6.6
Health Care                            1.6
Insurance                              6.5
Technology                            17.1
Transportation                         2.5
Utilities                              7.0
Cash Equivalents and Other Net
  Assets                               2.0
                                     -----
     Total                           100.0%
                                     =====

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                                        6

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1999)

Q: How did the Schroder MidCap Value Fund perform for the six months ended April
   30, 1999?

A: For the six months ended April 30, 1999 the Schroder MidCap Value Fund's
   Investor Shares rose 20.53% and its Advisor Shares rose 20.37%. The Fund's benchmark, the S&P MidCap 400 Index (the "Index"), returned 18.86% over the same period.

Q: During the six month period, how did the Fund perform compared to funds investing primarily in larger cap stocks, and what is your outlook for mid cap value stocks?

A: Large cap stocks, as measured by the performance of the S&P 500 Index, have generally outperformed mid cap stocks since 1994. Valuations of large cap stocks compared with mid cap stocks had reached unprecedented levels by the end of the first quarter 1999. The Fund had a 1999 calendar price earnings ratio of 14.8x compared with the S&P 400 benchmark multiple of 17.3x and the S&P 500 Index's multiple of 26x, while the three-year projected earnings growth rates for the Fund and for companies in the S&P 400 of 17% compared with only 5% for the S&P 500 Index.

   During the latter half of the period, investors returned to mid cap stocks and to value investing. For the quarter ended April 30, 1999, the S&P MidCap 400 Index outperformed the S&P 500 Index 5.10% to 4.67%. For the same quarter, the Investor shares of the Fund outperformed the majority of funds containing large cap stocks, as well as delivering strong overall gains relative to its benchmark, returning 12.38% compared with a gain in the Index of 5.10%.

   In addition to very compelling valuations, the market in general is broadening. This is due to signs of the beginning of an economic recovery in emerging countries, and last fall's interest rate cuts by the Federal Reserve which are starting to positively impact domestic industrial sectors. Energy prices have also rebounded dramatically. Earnings at many basic and capital goods companies are likely to reaccelerate over the next six months. Such companies, given up for dead over the past year, have emaciated market capitalizations, particularly compared to their mega-cap growth counterparts which have recently led the market. Incremental capital inflows could make a dramatic difference to smaller and mid cap valuations.

Q: How is the Fund currently positioned?

A: We increased the Fund's exposure to cyclically sensitive sectors and issues during the first quarter of 1999, as valuations were compelling. A good example of the opportunity in cyclical companies this year was Cummins Engine Co., Inc., the leading maker of heavy diesel engines. By the end of 1998, we believed that a possible recession in the U.S. economy was adequately reflected in the stock, which was trading in the $35 range or roughly its book value. We thought that this represented a level with very little downside and substantial upside which would occur from one of two circumstances: either a domestic recession would occur and the stock would react positively by

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

   discounting the post-recession earnings recovery, or a domestic recession would not occur and the stock would react positively by the market eventually capitulating and placing a reasonable price-to-earnings multiple on current earnings. We've witnessed the latter scenario and Cummins has been a good holding for us thus far. The Schroder MidCap Value Fund holds a number of similar high quality companies with compelling valuations. We believe the Fund is well positioned to take advantage of a rotation to mid cap and value style investing.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                 Portfolio Characteristics as of April 30, 1999

                                TOP TEN HOLDINGS

           SECURITY             % OF NET ASSETS
-----------------------------------------------
Comdisco, Inc.                        4.1%
Viad Corp.                            3.7
Great Lakes Chemical Corp.            3.7
Lear Corp.                            3.5
BJ Services Co.                       3.4
Stewart Enterprises, Inc.             3.4
Weatherford Int'l, Inc.               3.4
Cummins Engine Co., Inc.              3.3
Millipore Corp.                       3.3
Charter One Financial, Inc.           3.3
                                     ----
     Total                           35.1%
                                     ====

                              INVESTMENT BY SECTOR

            SECTOR              % OF NET ASSETS
-----------------------------------------------
Banks & Finance                       12.1%
Basic Industry                        12.6
Capital Goods                         12.6
Consumer Cyclicals                    16.5
Consumer Staples                       6.4
Energy                                 6.9
Health Care                            2.5
Insurance                              2.9
Technology                            21.5
Utilities                              5.4
Cash Equivalents and Other Net
  Assets                               0.6
                                     -----
     Total                           100.0%
                                     =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1999)

Q: How did the Schroder Investment Grade Income Fund perform over the six months ended April 30, 1999?

A: For the six months ending April 30, 1999, the Schroder Investment Grade
   Income Fund returned 0.17%. The Fund's benchmark, the Lehman Brothers Government/Corporate Index, returned -0.12% over the same period.

Q: During the period, financial markets largely reversed the rapid drop in interest rates and widening of credit spreads that occurred during the credit crisis in 1998. How did this affect the Fund?

A: Extreme market movements often create attractive investment opportunities, and this proved to be the case with last autumn's liquidity crisis. As it became apparent that the U.S. economy would not be as adversely affected by the crisis as predicted, we significantly increased the Fund's exposure to corporate, mortgage, and asset-backed securities. As a result, the Fund was able to take advantage of the historically high yields of these securities relative to U.S. Treasuries. Moreover, interest rates continued to reflect an economic and inflation scenario that was overly optimistic for bonds. Consequently, the Fund maintained a short duration for much of the six month period so as to minimize the effect of rising interest rates. While we anticipate that credit spreads will continue to narrow, we do not expect this process to be as smooth and dramatic as it has been over the past six months.

Q: What impact did sector allocation and security selection have on the Fund's performance during the six month period?

A: Both sector allocation and security selection contributed positively to the Fund's performance over the period. In particular, the Fund benefited from its predominantly overweight position in corporate, mortgage and asset-backed securities due to the general outperformance of these securities relative to U.S. Treasuries. Over the period, bonds were often issued to the market at discounts to compensate for incremental supply and to overcome investors' quality and liquidity concerns. We participated in the corporate new-issue market which benefited Fund performance.

Q: How did you manage credit risk over the period?

A: At the beginning of the six months, we increased the Fund's allocation to the most liquid, high quality securities as these were the first type of bonds to reverse last fall's credit spread widening. We gradually decreased the Fund's exposure to these higher rated securities in favor of less liquid, lower rated investment grade bonds. These higher rated securities would benefit from the rise in investor confidence in the U.S. economy and investors' increased appetite for credit risk. Consequently, we reduced the overall credit quality of the portfolio during the period to take advantage of what were still very attractive credit spreads.

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                                       10

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SCHRODER INVESTMENT GRADE INCOME FUND
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Q: What is your outlook for interest rates?

A: Long-term interest rates were relatively stable during the last six month period, despite a flight to quality to U.S. Treasuries which pushed bond yields to historic lows. At present, we believe there are few imbalances in the economy that would argue for a significant change in monetary policy. To date, strong economic growth has been balanced by an absence of inflationary pressures, while further contagion from overseas turmoil is now remote. While the Federal Reserve is likely at some point to remove one or more of the 25 basis point 'insurance' eases from last fall, a repeat of the successive interest rate hikes of 1994 is highly unlikely. In view of this, we believe that interest rates will remain relatively stable over the next six months, albeit at a slightly higher range reflective of the stronger growth environment.

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                                       11

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SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

                 Portfolio Characteristics as of April 30, 1999

                                TOP TEN HOLDINGS

SECURITY                        % OF NET ASSETS
-----------------------------------------------
U.S. Treasury Bond                   11.6%
  6.250% 08/15/23
U.S. Treasury Note                    5.0
  5.375% 02/15/01
Federal National Mortgage
  Association                         4.6
  PC# 409344
  6.000% 10/01/13
U.S. Treasury Bond                    2.4
  7.250% 05/15/16
U.S. Treasury Bond                    2.4
  5.250% 11/15/28
Chase CMBS 1998-2 A2                  2.3
  6.390% 11/18/08
Federal National Mortgage
  Association                         2.1
  PC# 313205
  10.000% 12/01/20
Federal National Mortgage
  Association                         1.9
  1997-1 B
  6.500% 02/18/04
Contimortgage Home Equity             1.9
  6.440% 12/15/12
Royal Caribbean Cruises               1.9
  8.250% 04/01/05
                                     ----
     Total                           36.1%
                                     ====

                              INVESTMENT BY SECTOR

SECTOR                          % OF NET ASSETS
-----------------------------------------------
Asset Backed Securities                8.2%
Corporate Bonds                       36.9
Mortgage Backed Securities            24.0
U.S. Treasury Issues                  26.8
Cash Equivalents and Other Net
  Assets                               4.1
                                     -----
     Total                           100.0%
                                     =====

                                 CREDIT QUALITY

                              % OF MARKET VALUE
RATING                         OF INVESTMENTS
-----------------------------------------------
U.S. Treasury Issues                 27.2%
U.S. Government Agencies/
  Mortgages                          22.6
AAA                                  12.6
AA                                    3.2
A                                     9.8
Baa                                  24.6
                                    -----
     Total                          100.0%
                                    =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1999)

Q: How did the Schroder Short-Term Investment Fund perform over the six months ended April 30, 1999?

A: For the six months ending April 30, 1999, the Schroder Short-Term Investment
   Fund returned 1.76%. The Fund's benchmark, the 90 Day U.S. Treasury Bill, returned 2.27% over the same period.

Q: What changes did you make to the Fund following last year's rapid drop in interest rates?

A: Following last year's sharp decline in interest rates, the Fund held a relatively short maturity profile. With robust economic growth and a declining demand for the safety of short-term investments, we did not believe that the low interest rate environment would last. As yields rose during the period, we gradually increased the average maturity of the securities held by the Fund to take advantage of more attractive interest rate levels.

Q: What impact did sector allocation have on performance during the six month period?

A: At the beginning of the period, the Fund held a high proportion of Treasury bills and other relatively low risk securities, due to the uncertain financial outlook. As the economic outlook became more favorable, we minimized these in favor of substantially higher yielding short-term mortgage and asset backed securities. As a result, the Fund significantly benefited from the outperformance of these higher yielding sectors relative to U.S. Treasuries.

Q: What is your outlook for interest rates and how does it affect your investment strategy for the Fund going forward?

A: At present we believe that there are few imbalances in the economy that would argue for a significant change in monetary policy. To date, strong economic growth has been balanced by an absence of inflationary pressures, while further contagion from overseas turmoil is now remote. However, the money market yield curve is relatively steep given largely unchanged interest rate expectations, and Treasury bill yields are considerably below yields of other money market securities. Therefore, we will continue to emphasize higher yielding non-government securities as well as securities with slightly longer maturities in order to maximize portfolio return.

   More generally, we will continue to manage the Fund with the aim of providing superior returns to those of traditional money market investments, such as bank CDs, at comparatively low risk. The Fund seeks to offer relatively high liquidity and price stability without unduly compromising return and therefore may be suitable for low-risk investors with a short-term investment horizon or with uncertain cash flow needs. The Fund also seeks to provide an excellent temporary placement for longer-term investments at times of market volatility or uncertainty.

--------------------------------------------------------------------------------

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SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

                 Portfolio Characteristics as of April 30, 1999

                                TOP TEN HOLDINGS

SECURITY                        % OF NET ASSETS
-----------------------------------------------
Federal National Mortgage             8.5%
  Association 1998-65 A1
  5.530% 09/16/28
Federal National Mortgage             7.8
  Association
  Pool #303766
  7.500% 12/01/01
Green Tree Financial                  6.6
  Corporation 1996-10 A4
  6.420% 11/15/28
Green Tree Home Improvement           5.3
  Loan Trust 1998-B A4
  6.390% 02/18/25
Banc One Auto Grantor Trust           5.0
  1996-A A
  6.100% 10/15/02
Chase Manhattan RV Owner Trust        4.5
  1997-A A5
  6.050% 11/15/04
Ford Credit Auto Owner Trust          4.2
  1998-B A3
  5.850% 10/15/01
General Motors Acceptance Corp.       4.1
  Medium Term Note
  4.996% 10/30/00
Chase Manhattan Auto Owner            4.0
  Trust 1997-B A3
  6.350% 02/15/01
Green Tree Financial Corp             3.8
  1992-2 A4
  8.150% 01/15/18
                                     ----
     Total                           53.8%
                                     ====

                              INVESTMENT BY SECTOR

SECTOR                          % OF NET ASSETS
-----------------------------------------------
Asset and Mortgage Backed
Securities                            75.7%
Commercial Paper                      10.8
Corporate Bonds                       11.4
Cash Equivalents and Other Net
Assets                                 2.1
                                     -----
     Total                           100.0%
                                     =====

                                 CREDIT QUALITY

                              % OF MARKET VALUE
RATING                         OF INVESTMENTS
-----------------------------------------------
U.S. Government Issues               28.1%
AAA or A1/P1                         62.2
AA                                    1.9
A                                     7.8
                                    -----
     Total                          100.0%
                                    =====

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                                       14

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                            ONE YEAR    FIVE YEARS    AVERAGE ANNUAL     ONE YEAR    FIVE YEARS    AVERAGE ANNUAL
                              ENDED       ENDED         RETURN FROM        ENDED       ENDED         RETURN FROM
                            MARCH 31,   MARCH 31,      INCEPTION TO      APRIL 30,   APRIL 30,      INCEPTION TO
                              1999         1999      MARCH 31, 1999(1)     1999         1999      APRIL 30, 1999(1)
                            ---------   ----------   -----------------   ---------   ----------   -----------------

Schroder Large
  Capitalization Equity
  Fund -- Investor........     18.02%     20.53%            18.68%          21.04%     20.89%           18.84%

Schroder Large
  Capitalization Equity
  Fund -- Advisor(2)......     17.95%     20.28%            18.43%          20.95%     20.87%           18.83%

Schroder Small
  Capitalization Value
  Fund -- Investor........   (25.40)%     10.08%             9.09%        (17.36)%     12.19%           11.25%

Schroder Small
  Capitalization Value
  Fund -- Advisor.........   (25.69)%      9.78%(2)          8.79%(2)     (17.64)%     12.07%(2)        11.14%(2)

Schroder MidCap Value
  Fund -- Investor........   (12.64)%        --              2.82%         (2.29)%        --             9.48%

Schroder MidCap Value
  Fund -- Advisor(2)......   (12.88)%        --              2.55%         (2.42)%        --             9.40%

Schroder Investment Grade
  Income
  Fund -- Investor........      5.32%      6.47%             5.82%           5.20%      6.92%            5.78%

Schroder Short-Term
  Investment
  Fund -- Investor........      4.66%      4.60%             4.40%           4.61%      4.73%            4.37%

(1) From commencement of operations (February 16, 1994 for Schroder Large Capitalization Equity Fund and Schroder Small Capitalization Value Fund, August 1, 1997 for Schroder MidCap Value Fund, February 22, 1994 for Schroder Investment Grade Income Fund and January 11, 1994 for Schroder Short-Term Investment Fund).

(2) Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date for Advisor Shares. Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.

"Total Return" is calculated including reinvestment of all income dividends. Results represent past performance and do not indicate future results. The value of an investment in a Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

                           -------------------------

The views expressed in this report were those of the Fund's portfolio managers as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of each Fund in understanding their investments in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            BANKS - 4.0%
   17,506   Bank One Corporation         1,032,854
    4,300   BB&T Corporation               171,731
    5,100   Chase Manhattan
             Corporation                   422,025
    5,800   Fifth Third Bancorp            415,788
    3,700   Mellon Bank Corporation        274,956
    4,600   PNC Bank Corporation           266,225
    2,300   State Street Corporation       201,250
                                       -----------
                                         2,784,829
            CAPITAL GOODS - 11.5%
   48,800   General Electric Company     5,148,400
    9,300   General Motors
             Corporation                   827,118
    3,600   Illinois Tool Works,
             Incorporated                  277,200
    4,100   Pitney Bowes,
             Incorporated                  286,744
   12,800   Tyco International
             Limited                     1,040,000
    3,400   United Technologies
             Corporation                   492,575
                                       -----------
                                         8,072,037
            COMPUTER HARDWARE - 20.7%
    3,200   Ascend Communications,
             Incorporated(1)               309,200
   22,600   Cisco Systems,
             Incorporated(1)             2,577,812
    2,200   Computer Sciences
             Corporation                   131,038
    4,000   Eastman Kodak Company          298,500
   10,900   EMC Corporation(1)           1,187,419
    2,200   Gateway 2000,
             Incorporated(1)               145,613
   14,815   Hewlett Packard Company      1,168,533
   49,600   Intel Corporation            3,034,900
   20,700   International Business
             Machines                    4,330,181
    7,200   Sun Microsystems,
             Incorporated(1)               430,650
    2,900   Tellabs, Incorporated(1)       317,731
    9,870   Xerox Corporation              579,862
                                       -----------
                                        14,511,439

 Shares                                  Value $
 ------                                  -------
            COMPUTER SOFTWARE - 9.2%
    5,400   Compuware Corporation(1)       131,625
   71,200   Microsoft Corporation(1)     5,789,450
   20,500   Oracle Corporation(1)          554,781
                                       -----------
                                         6,475,856
            CONSUMER CYCLICALS - 4.8%
    8,800   Carnival Corporation           363,000
    3,200   Costco Companies,
             Incorporated(1)               259,000
    6,600   Dayton Hudson Corporation      444,262
    6,600   GAP, Incorporated              439,312
   21,700   Home Depot, Incorporated     1,300,644
    5,300   Lowes Companies,
             Incorporated                  279,575
    2,870   McGraw-Hill Companies,
             Incorporated                  158,568
    3,800   TJX Companies,
             Incorporated                  126,588
                                       -----------
                                         3,370,949
            CONSUMER DISCRETIONARY - 0.4%
   10,100   Infinity Broadcasting
             Corporation(1)                279,644
                                       -----------
            CONSUMER STAPLES - 8.1%
    5,400   Albertson's, Incorporated      278,100
    7,100   Anheuser Busch Company,
             Incorporated                  519,187
    3,700   Avon Products,
             Incorporated                  200,956
    1,700   Clorox Company                 196,138
    7,300   ConAgra, Incorporated          181,588
    5,800   CVS Corporation                276,225
    2,200   Fred Meyer,
             Incorporated(1)               119,075
    7,000   Kroger Company(1)              380,187
   20,200   McDonald's Corporation         855,975
    1,900   Omnicom Group,
             Incorporated                  137,750
   15,500   Procter & Gamble Company     1,454,094
    7,000   Safeway, Incorporated(1)       377,562
    4,700   Staples, Incorporated(1)       141,000
   14,000   Walgreen Company               376,250
    1,700   Wm. Wrigley Jr. Company        150,769
                                       -----------
                                         5,644,856

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            FINANCIAL SERVICES - 15.9%
    2,100   Aetna, Incorporated            184,144
    6,500   American Express Company       849,469
    3,600   American General
             Corporation                   266,400
   26,726   American International
             Group, Incorporated         3,138,635
   15,200   Associates First Capital
             Corporation                   673,550
    3,400   Equitable Companies,
             Incorporated                  228,862
   14,900   Federal Home Loan
             Mortgage Corporation          934,975
   22,800   Federal National Mortgage
             Association                 1,617,375
    7,200   Household International,
             Incorporated                  362,250
    3,750   Marsh & McLennan Company,
             Incorporated                  287,109
   12,100   MBNA Corporation               341,069
    7,200   Morgan Stanley Dean
             Witter & Company              714,150
    5,500   Travelers Property
             Casualty Corporation          189,750
    8,400   Washington Mutual,
             Incorporated                  345,450
   23,100   Wells Fargo Company            997,631
                                       -----------
                                        11,130,819
            HEALTH CARE - 10.9%
    7,600   Amgen, Incorporated(1)         466,925
   43,600   Bristol-Myers Squibb
             Company                     2,771,325
    3,800   Cardinal Health,
             Incorporated                  227,288
    4,400   Guidant Corporation            236,225
    8,300   Medtronic, Incorporated        597,081
   16,200   Pfizer, Incorporated         1,864,012

 Shares                                  Value $
 ------                                  -------
            HEALTH CARE - (CONTINUED)
   11,100   Pharmacia & Upjohn,
             Incorporated                  621,600
   12,600   Warner Lambert Company         856,013
                                       -----------
                                         7,640,469
            TELECOMMUNICATIONS - 12.2%
    8,000   Airtouch Communications,
             Incorporated(1)               747,000
   13,700   Ameritech Corporation          937,594
   23,100   Bell Atlantic Corporation    1,331,137
   13,800   GTE Corporation                923,738
   39,200   Lucent Technologies,
             Incorporated                2,356,900
   40,300   SBC Communications,
             Incorporated                2,256,800
                                       -----------
                                         8,553,169
            TRANSPORTATION - 0.5%
   10,500   Burlington Northern Santa
             Fe Corporation                384,563
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $58,072,190) - 98.2% 68,848,630
                                       -----------
            SHORT TERM
             INVESTMENT - 1.4%
  954,820   SSgA U.S. Government Fund
             4.532%(2)
             (Cost $954,820) - 1.4%        954,820
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $59,027,010) - 99.6%       69,803,450
            OTHER ASSETS LESS
             LIABILITIES - 0.4%            292,239
                                       -----------
            NET ASSETS - 100.0%        $70,095,689
                                       -----------
                                       -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is the 7 day yield as of April 30, 1999.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            BANKS & FINANCE - 3.9%
   17,000   Cullen/Frost Bankers,
            Incorporated                   916,937
   69,900   Eaton Vance Corporation      1,594,594
                                       -----------
                                         2,511,531
            BASIC INDUSTRY - 15.0%
   65,900   Aptargroup, Incorporated     1,845,200
   40,000   Geon Company                 1,225,000
   82,400   M.A. Hanna Company           1,333,850
   76,500   Millipore Corporation        2,347,594
    6,800   Minerals Technologies,
             Incorporated                  367,200
   54,700   OM Group, Incorporated       1,989,712
   39,600   Steel Dynamics,
             Incorporated(1)               668,250
                                       -----------
                                         9,776,806
            CAPITAL GOODS - 16.3%
   11,000   Albany International
             Corporation                   266,750
   21,100   Alliant Techsystems,
             Incorporated(1)             1,727,562
   66,600   Case Corporation             2,306,025
   47,200   Cummins Engine Company,
             Incorporated                2,525,200
   86,900   Gerber Scientific,
             Incorporated                1,634,806
   22,000   Granite Construction,
             Incorporated                  628,375
   58,600   Kollmorgen Corporation         640,938
   39,400   Stone & Webster,
             Incorporated                  864,338
                                       -----------
                                        10,593,994
            CONSUMER CYCLICALS - 10.7%
   81,200   BJ's Wholesale Club,
             Incorporated(1)             2,156,875
   66,500   Capstar Broadcasting
             Corporation(1)              1,762,250

 Shares                                  Value $
 ------                                  -------
            CONSUMER CYCLICALS - (CONTINUED)
   58,500   Sinclair Broadcast Group,
             Incorporated(1)               819,000
   39,900   Valassis Communications,
             Incorporated(1)             2,234,400
                                       -----------
                                         6,972,525
            CONSUMER DISCRETIONARY - 7.1%
   86,000   Warnaco Group,
             Incorporated                2,295,125
   67,100   WestPoint Stevens,
             Incorporated(1)             2,298,175
                                       -----------
                                         4,593,300
            CONSUMER STAPLES - 3.7%
   76,000   Nu Skin Enterprises,
             Incorporated(1)             1,410,750
   26,900   Robert Mondavi
             Corporation(1)                975,125
                                       -----------
                                         2,385,875
            ENERGY - 6.6%
   28,500   BJ Services Company(1)         762,375
  178,300   Newpark Resources,
             Incorporated(1)             1,638,131
  110,000   Plains Resources,
             Incorporated(1)             1,876,875
                                       -----------
                                         4,277,381
            HEALTH CARE - 1.6%
   34,800   Alpharma, Incorporated       1,026,600
                                       -----------
            INSURANCE - 6.5%
   18,100   HCC Insurance Holdings,
             Incorporated                  382,363
   73,400   Horace Mann Educators
             Corporation                 1,669,850
   55,000   Protective Life
             Corporation                 2,155,312
                                       -----------
                                         4,207,525

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)

 Shares                                  Value $
 ------                                  -------
            COMMON STOCKS
            TECHNOLOGY - 17.1%
  148,600   Data General
             Corporation(1)              1,736,763
  157,700   Digital Microwave
             Corporation(1)              2,010,675
   74,000   Keane, Incorporated(1)       1,836,125
   65,900   Kent Electronics
             Corporation(1)                613,694
   10,600   Pacific Gateway Exchange,
             Incorporated                  424,000
   48,300   Policy Management Systems
             Corporation(1)              1,518,431
   19,700   SCI Systems,
             Incorporated(1)               749,831
  111,900   Symantec Corporation(1)      2,224,012
                                       -----------
                                        11,113,531
            TRANSPORTATION - 2.5%
   74,700   Air Express International
             Corporation                 1,634,063
                                       -----------
            UTILITIES - 7.0%
   48,750   Aquarion Company             1,264,453
   14,000   E'Town Corporation             559,125
   53,000   Philadelphia Suburban
             Corporation                 1,195,813
   68,355   Southern Union Company       1,520,899
                                       -----------
                                         4,540,290
                                       -----------
            TOTAL COMMON STOCKS
             (Cost $51,460,846) - 98.0% 63,633,421
                                       -----------

 Shares                                  Value $
 ------                                  -------
            SHORT TERM INVESTMENTS - 2.2%
        2   SSgA Money Market Fund
             4.597%(2)                           2
1,437,740   SSgA U.S. Government Fund
             4.532%(2)                   1,437,740
                                       -----------
            TOTAL SHORT TERM INVESTMENTS (Cost
             $1,437,742) -  2.2%         1,437,742
                                       -----------
            TOTAL INVESTMENTS (Cost
            $52,898,588) - 100.2%       65,071,163
            LIABILITIES IN EXCESS OF OTHER
             ASSETS - (0.2)%               (103,084)
                                       -----------
            NET ASSETS - 100.0%       $64,968,079
                                       -----------
                                       -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is the 7 day yield as of April 30, 1999.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)

Shares                                   Value $
------                                   -------
          COMMON STOCKS
          BANKS & FINANCE - 12.1%
 13,400   Charter One Financial,
           Incorporated                    418,750
 13,200   Compass Bancshares,
           Incorporated                    359,700
 12,700   Heller Financial,
           Incorporated                    344,487
 20,800   Peoples Heritage Financial
           Group, Incorporated             403,000
                                       -----------
                                         1,525,937
          BASIC INDUSTRY - 12.6%
  7,600   Fort James Corporation           288,800
  9,700   Great Lakes Chemical
           Corporation                     463,781
 13,700   Millipore Corporation            420,419
  7,100   Nucor Corporation                416,681
                                       -----------
                                         1,589,681
          CAPITAL GOODS - 12.6%
  7,900   Cummins Engine Company,
           Incorporated                    422,650
  8,700   Deere & Company                  374,100
  9,600   Lear Corporation(1)              440,400
  5,600   Northrop Grumman
           Corporation                     358,050
                                       -----------
                                         1,595,200
          CONSUMER CYCLICALS - 16.5%
 16,700   A.H. Belo Corporation            361,137
  5,500   Chancellor Media
           Corporation(1)                  301,813
 11,500   Consolidated Stores
           Corporation(1)                  395,312
  6,600   Saks, Incorporated(1)            186,863
  6,700   Valassis Communications,
           Incorporated(1)                 375,200
 14,100   Viad Corporation                 466,181
                                       -----------
                                         2,086,506
          CONSUMER STAPLES - 6.4%
 21,800   Stewart Enterprises,
           Incorporated                    433,275
 10,000   Suiza Foods Corporation(1)       375,625
                                       -----------
                                           808,900

Shares                                   Value $
------                                   -------
          ENERGY - 6.9%
 16,200   BJ Services Company(1)           433,350
 12,700   Weatherford International,
           Incorporated                    430,213
                                       -----------
                                           863,563
          HEALTH CARE - 2.5%
  7,900   Watson Pharmaceuticals,
           Incorporated(1)                 319,950
                                       -----------
          INSURANCE - 2.9%
  7,900   Nationwide Financial
           Services, Incorporated          366,363
                                       -----------
          TECHNOLOGY - 21.5%
 14,000   3Com Corporation(1)              365,750
 19,500   Comdisco, Incorporated           513,094
 11,600   Harris Corporation               400,925
 23,200   Parametric Technology
           Corporation(1)                  303,050
 17,800   Sterling Software,
           Incorporated(1)                 368,237
 17,500   The Reynolds & Reynolds
           Company                         399,219
  8,600   Thomas & Betts Corporation       361,200
                                       -----------
                                         2,711,475
          UTILITIES - 5.4%
  6,500   FPL Group, Incorporated          366,438
 13,200   Washington Gas Light
           Company                         311,025
                                       -----------
                                           677,463
                                       -----------
          TOTAL COMMON STOCKS
          (Cost $10,812,198) - 99.4%    12,545,038
                                       -----------

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)

Shares                                   Value $
------                                   -------
          SHORT TERM
           INVESTMENTS - 2.6%
 49,709   SSgA Money Market Fund
           4.597%(2)                        49,709
282,407   SSgA U.S. Government Fund
           4.532%(2)                       282,407
                                       -----------
          TOTAL SHORT TERM
           INVESTMENTS
           (Cost $332,116) - 2.6%          332,116
                                       -----------
          TOTAL INVESTMENTS
           (Cost $11,144,314) -102.0%   12,877,154
          LIABILITIES IN EXCESS OF
           OTHER ASSETS - (2.0)%          (256,992)
                                       -----------
          NET ASSETS - 100.0%          $12,620,162
                                       -----------
                                       -----------

(1) Denotes non-income producing security.
(2) Interest rate shown is the 7 day yield as of April 30, 1999.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)

Principal
Amount $                                Value $
---------                               -------
            ASSET BACKED
             SECURITIES - 8.2%
 429,294    Commercial
             Resecuritization Trust
             Series 1999-1 Class A
             6.740% 01/27/2009(1)         417,673
            Contimortgage Home
             Equity Loan Trust
 520,000     Series 1997-4 Class A5
             6.440% 12/15/2012            524,519
 400,000     Series 1996-3 Class A6
             7.830% 02/15/2016            406,128
 460,000    Ford Credit Auto Owner
             Trust
             Series 1998-B Class A3
             5.850% 10/15/2001            460,087
 465,000    Green Tree Financial
             Corporation
             Series 1992-2 Class A4
             8.150% 01/15/2018            488,008
                                      -----------
            TOTAL ASSET BACKED SECURITIES
            (Cost $2,313,884) - 8.2%    2,296,415
                                      -----------
            GOVERNMENT SECURITIES
            U.S. GOVERNMENT SECURITIES - 26.8%
            United States Treasury
             Bonds
 715,000     5.250% 11/15/2028            661,604
3,135,000    6.250% 08/15/2023          3,267,046
 585,000     7.250% 05/15/2016            669,117
            United States Treasury
             Notes
 442,517     3.625% 01/15/2008            432,976
 280,000     4.750% 02/15/2004            275,181
 170,000     4.750% 11/15/2008            162,457
1,400,000    5.375% 02/15/2001          1,407,336
 510,000     6.000% 07/31/2002            521,689
 140,000     6.500% 05/15/2005            148,131
                                      -----------
            TOTAL GOVERNMENT SECURITIES
            (Cost
             $7,735,008) - 26.8%        7,545,537
                                      -----------

Principal
Amount $                                Value $
---------                               -------
            MORTGAGE BACKED SECURITIES
            COLLATERALIZED MORTGAGE
             OBLIGATIONS - 8.0%
 655,000    Chase Commercial
             Mortgage Corporation
             Series 1998-2 Class A2
             6.390% 11/18/2008            654,181
 295,000    DLJ Commercial Mortgage
             Corporation
             Series 1998-1 Class A1B
             6.410% 02/15/2008            293,341
 245,000    FFCA Secured Lending
             Corporation
             Series 1999-1 Class A1A
             6.370% 10/18/2008            244,005
 500,000    FHLMC
             Series 1543 Class PJ
             7.000% 10/15/2022            508,565
 544,844    FNMA
             Series 1997-1 Class B
             6.500% 02/18/2004            542,566
                                      -----------
                                        2,242,658
            MORTGAGE PASS-THROUGH
             SECURITIES - 16.0%
 239,672    FHLMC
             Pool # G00432
             8.000% 01/01/2026            249,559
            FNMA
1,293,487    Pool # 409344
             6.000% 10/01/2013          1,282,570
 369,987     Pool # 303945
             7.000% 12/01/2010            378,197
 454,952     Pool # 250030
             7.000% 05/01/2024            461,348
 471,644     Pool # 303909
             7.000% 05/01/2026            478,275
 535,189     Pool # 313205
             10.000% 12/01/2020           579,845

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

Principal
Amount $                                Value $
---------                               -------
            MORTGAGE BACKED SECURITIES
            MORTGAGE PASS-THROUGH
             SECURITIES - (CONTINUED)
            GNMA
 398,394     Pool # 780350
             6.500% 05/15/2009            403,995
 458,307     Pool # 375991
             7.000% 01/15/2024            465,612
 209,508     Pool # 423825
             8.000% 06/15/2026            218,544
                                      -----------
                                        4,517,945
                                      -----------
            TOTAL MORTGAGE BACKED SECURITIES
            (Cost
             $6,699,404) - 24.0%        6,760,603
                                      -----------
            CORPORATE BONDS
            INDUSTRIALS - 9.6%
 250,000    Coastal Corporation
             6.375% 02/01/2009            245,973
 285,000    Comdisco, Incorporated
             6.000% 01/30/2002            283,484
 275,000    IMC Global, Incorporated
             7.400% 11/01/2002            281,839
 335,000    Lexmark International
             Group, Incorporated
             6.750% 05/15/2008            329,891
 320,000    Nabisco, Incorporated
             7.050% 07/15/2007            326,931
 495,000    Royal Caribbean Cruises,
             Limited
             8.250% 04/01/2005            522,997
 315,000    Service Corporation
             International
             6.000% 12/15/2005            298,368
 430,000    USA Networks,
             Incorporated
             6.750% 11/15/2005(1)         428,645
                                      -----------
                                        2,718,128
            REITS, INSURANCE, FINANCE &
             BANKING - 20.2%
 250,000    AFC Capital Trust I
             8.207% 02/03/2027            266,490

            REITS, INSURANCE, FINANCE & BANKING -
              (CONTINUED)
Principal
Amount $                                Value $
---------                               -------
 285,000    American Financial
             Group, Incorporated
             7.125% 04/15/2009            277,584
 300,000    Capital One Bank
             6.570% 01/27/2003            293,682
 400,000    Conseco, Incorporated
             6.800% 06/15/2005            384,544
 450,000    Donaldson, Lufkin &
             Jenrette, Incorporated
             6.500% 06/01/2008            435,047
 200,000    Duke Realty Limited
             Partnership
             6.800% 02/12/2009            197,590
 475,000    EOP Operating Limited
             Partnership
             6.800% 01/15/2009            471,618
 515,000    Household Finance
             Corporation
             5.875% 11/01/2002            512,997
 400,000    Lehman Brothers,
             Incorporated
             7.625% 06/01/2006            418,256
 345,000    Mack Cali Realty
             7.250% 03/15/2009            340,194
 500,000    Mellon Bank Corporation
             5.750% 11/15/2003            494,125
 425,000    Nationsbank Corporation
             6.600% 05/15/2010            429,964
 100,000    NCNB Corporation
             10.200% 07/15/2015           131,510
 400,000    Paine Webber Group,
             Incorporated
             6.550% 04/15/2008            390,748
 330,000    Presidential Life
             Corporation
             7.875% 02/15/2009            321,740
 330,000    Salomon Smith Barney,
             Incorporated
             6.250% 01/15/2005            323,786
                                      -----------
                                        5,689,875

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)

Principal
Amount $                                Value $
---------                               -------
            CORPORATE BONDS
            TRANSPORTATION - 2.2%
 300,000    Delta Air Lines,
             Incorporated
             6.650% 03/15/2004            302,811
 325,000    Union Pacific
             Corporation
             6.625% 02/01/2029            307,089
                                      -----------
                                          609,900
            YANKEE BONDS - 4.9%
 375,000    Credit Suisse First
             Boston
             7.900% 05/29/2049(1)         377,336
 170,000    Embotelladora Andina SA
             7.875% 10/01/2097            149,898
 350,000    Enterprise Oil
             6.700% 09/15/2007            346,661
 180,000    Korea Development Bank
             7.375% 09/17/2004            179,701
 180,000    Republic of Chile
             6.875% 04/28/2009            180,704
 140,000    Republic of Colombia
             9.750% 04/23/2009            135,800
                                      -----------
                                        1,370,100
                                      -----------
            TOTAL CORPORATE BONDS
            (Cost
             $10,452,992) - 36.9%      10,388,003
                                      -----------

Principal
Amount $                                Value $
---------                               -------
            SHORT TERM INVESTMENT - 3.8%
1,081,519   SSgA U.S. Government
             Fund
             4.532%(2) (Cost
             $1,081,519) - 3.8%         1,081,519
                                      -----------
            TOTAL INVESTMENTS
             (Cost
             $28,282,807) - 99.7%      28,072,077
            OTHER ASSETS LESS
             LIABILITIES - 0.3%            85,811
                                      -----------
            NET ASSETS - 100.0%       $28,157,888
                                      -----------
                                      -----------

(1) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities aggregated $1,223,654, or 4.3% of the net assets of the Fund.
(2) Interest rate shown is the 7 day yield as of April 30, 1999.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)

Principal
Amount $                                 Value $
---------                                -------
            ASSET BACKED SECURITIES - 56.2%
1,357,553   Banc One Auto Grantor
             Trust
             Series 1996-A Class A
             6.100% 10/15/2002           1,363,662
1,094,143   Chase Manhattan Auto
             Owner Trust
             Series 1997-B Class A3
             6.350% 02/15/2001           1,104,110
1,217,282   Chase Manhattan RV Owner
             Trust
             Series 1997-A Class A5
             6.050% 11/15/2004           1,228,993
            Contimortgage Home Equity
             Loan Trust
1,000,000   Series 1998-2 Class A3
             6.130% 03/15/2013             998,438
1,000,000   Series 1997-4 Class A5
             6.440% 12/15/2012           1,008,690
 120,000    Series 1996-3 Class A6
             7.830% 02/15/2016             121,838
 150,779    Corestates Home Equity
             Trust
             Series 1996-1 Class A2
             6.750% 12/15/2005             151,459
2,320,435   FNMA
             Series 1998-65 Class A1
             5.530% 09/16/2028           2,320,435
1,140,000   Ford Credit Auto Owner
             Trust
             Series 1998-B Class A3
             5.850% 10/15/2001           1,140,217
  79,015    General Motors Acceptance
             Corporation
             Series 1997-A Class A
             6.500% 04/15/2002              79,847

Principal
Amount $                                 Value $
---------                                -------
            Green Tree Financial
             Corporation
 607,091    Series 1997-6 Class A3
             6.320% 01/15/2029             605,234
1,845,000   Series 1996-10 Class A4
             6.420% 11/15/2028           1,821,015
1,000,000   Series 1992-2 Class A4
             8.150% 01/15/2018           1,049,480
1,450,000   Green Tree Home
             Improvement Loan Trust
             Series 1998-B Class A4
             6.390% 02/18/2025           1,457,420
 879,450    Money Store Auto Trust
             Series 1997-4 Class A2
             6.350% 03/20/2004             887,892
  73,982    Nationsbank Auto Owner
             Trust Series 1996-A
             Class A3
             6.375% 07/15/2000              74,491
                                       -----------
            TOTAL ASSET BACKED SECURITIES
            (Cost
             $15,444,988) - 56.2%       15,413,221
                                       -----------
            MORTGAGE BACKED SECURITIES
            COLLATERALIZED MORTGAGE OBLIGATIONS -
             6.5%
 483,749    FHLMC
             Series 2020 Class A
             6.250% 02/15/2008             484,010
            FNMA
 226,442    Series 1991-173 Class PH
             6.950% 01/25/2020             225,677
 931,000    Series 1992-31 Class M
             7.750% 03/25/2022             969,227
  92,353    GNMA
             Series 1995-5 Class H
             7.500% 10/20/2018              92,168
                                       -----------
                                         1,771,082

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)

Principal
Amount $                                 Value $
---------                                -------
            MORTGAGE BACKED SECURITIES
            MORTGAGE PASS-THROUGH SECURITIES -
              13.0%
            FNMA
 2,104,433  Pool # 303766
             7.500% 12/01/2001           2,134,694
 706,020    Pool # 313205
             10.000% 12/01/2020            764,930
 644,926    GNMA
             Pool # 1989
             8.500% 04/20/2025             675,560
                                       -----------
                                         3,575,184
                                       -----------
            TOTAL MORTGAGE BACKED
             SECURITIES
            (Cost $5,360,934) - 19.5%    5,346,266
                                       -----------
            CORPORATE BONDS - 11.4%
 500,000    African Development Bank
             6.750% 07/30/1999             501,785
1,000,000   Bankers Trust New York
             Corporation
             6.625% 07/30/1999           1,004,335
1,125,000   General Motors Acceptance
             Corporation MTN(1)
             4.996% 10/30/2000           1,124,629
 500,000    Japan Development Bank
             7.500% 10/25/1999             505,987
                                       -----------
            TOTAL CORPORATE BONDS
            (Cost $3,133,458) - 11.4%    3,136,736
                                       -----------

Principal
Amount $                                 Value $
---------                                -------
            COMMERCIAL PAPER - 10.8%
 500,000    American Express Company
             4.780% 01/10/2000             483,137
 500,000    Ford Motor Credit Company
             4.740% 08/05/1999             493,627
            General Electric Capital
             Corporation
 500,000    4.870% 09/09/1999              491,303
 500,000    4.880% 06/15/1999              497,000
1,000,000   Household Finance
             Corporation Ltd.
             4.870% 07/27/1999             988,424
                                       -----------
            TOTAL COMMERCIAL PAPER
            (Cost $2,952,210) - 10.8%    2,953,491
                                       -----------
            SHORT TERM
             INVESTMENT - 1.8%
 494,034    SSgA U.S. Government Fund
             4.532%(2)
             (Cost $494,034) - 1.8%        494,034
                                       -----------
            TOTAL INVESTMENTS
             (Cost
             $27,385,624) - 99.7%       27,343,748
            OTHER ASSETS LESS
             LIABILITIES - 0.3%             96,001
                                       -----------
            NET ASSETS - 100.0%        $27,439,749
                                       -----------
                                       -----------

(1) Floating rate security.
(2) Interest rate shown is the 7 day yield as of April 30, 1999.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

                                   LARGE            SMALL
                               CAPITALIZATION   CAPITALIZATION     MIDCAP       INVESTMENT    SHORT-TERM
                                   EQUITY           VALUE           VALUE      GRADE INCOME   INVESTMENT
                                    FUND             FUND           FUND           FUND          FUND
                               --------------   --------------   -----------   ------------   -----------
ASSETS
  Investments in securities,
     at value - Note 2.......   $69,803,450      $65,071,163     $12,877,154   $28,072,077    $27,343,748
  Dividends receivable.......        75,835            5,243           6,814             0              0
  Interest receivable........        11,954           31,843           5,144       381,415        132,845
  Receivable for securities
     sold....................     2,789,420           20,374         182,568     1,986,936              0
  Receivable for trust shares
     sold....................        36,222          359,456           1,160         9,330              0
  Deferred organizational
     costs...................             0                0          15,273             0              0
  Prepaid expenses...........        10,327           25,482           3,913         5,103          4,776
  Due from Schroder Capital
     Management Inc. - Note
     3.......................         1,454            2,380          12,129             0          4,673
                                -----------      -----------     -----------   -----------    -----------
       TOTAL ASSETS..........    72,728,662       65,515,941      13,104,155    30,454,861     27,486,042
LIABILITIES
  Payable for securities
     purchased...............     2,440,130          450,347         402,080     2,249,493              0
  Payable for trust shares
     redeemed................       105,675           41,957               0             0              0
  Advisory fee payable - Note
     3.......................        29,330           48,108           8,668             0          9,314
  Shareholder servicing fee
     payable - Note 4........            26              168              29             0              0
  Accounts payable and
     accrued expenses........        57,715            5,435          73,216        47,480         36,791
  Dividends payable..........            97            1,847               0             0            188
                                -----------      -----------     -----------   -----------    -----------
       TOTAL LIABILITIES.....     2,632,973          547,862         483,993     2,296,973         46,293
                                -----------      -----------     -----------   -----------    -----------
       NET ASSETS............   $70,095,689      $64,968,079     $12,620,162   $28,157,888    $27,439,749
                                ===========      ===========     ===========   ===========    ===========
NET ASSETS
  Capital paid-in............   $56,159,709      $53,870,166     $11,543,456   $28,306,565    $27,641,487
  Undistributed
     (distributions in excess
     of) net investment
     income..................        84,070         (118,285)         (1,774)           43         (3,572)
  Accumulated net realized
     gain (loss) on
     investments.............     3,075,470         (956,377)       (654,360)       62,010       (156,290)
  Net unrealized appreciation
     (depreciation) of
     investments.............    10,776,440       12,172,575       1,732,840      (210,730)       (41,876)
                                -----------      -----------     -----------   -----------    -----------
       NET ASSETS............   $70,095,689      $64,968,079     $12,620,162   $28,157,888    $27,439,749
                                ===========      ===========     ===========   ===========    ===========

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)

                                   LARGE            SMALL
                               CAPITALIZATION   CAPITALIZATION     MIDCAP       INVESTMENT    SHORT-TERM
                                   EQUITY           VALUE           VALUE      GRADE INCOME   INVESTMENT
                                    FUND             FUND           FUND           FUND          FUND
                               --------------   --------------   -----------   ------------   -----------
Investor Class:
  Net Assets.................   $70,056,758      $64,833,453     $12,616,160   $28,157,888    $27,439,749
  Net asset value, offering
     and redemption price per
     share...................   $     13.87      $     13.14     $     11.71   $      9.44    $      9.83
Total shares outstanding at
  end of period..............     5,051,755        4,933,250       1,077,169     2,982,176      2,792,497
Advisor Class:
  Net Assets.................   $    38,931      $   134,626     $     4,002   $        --    $        --
  Net asset value, offering
     and redemption price per
     share...................   $     13.86      $     13.07     $     11.70   $        --    $        --
Total shares outstanding at
  end of period..............         2,809           10,302             342            --             --
Cost of securities...........   $59,027,010      $52,898,588     $11,144,314   $28,282,807    $27,385,624

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                       LARGE            SMALL
                                   CAPITALIZATION   CAPITALIZATION     MIDCAP      INVESTMENT    SHORT-TERM
                                       EQUITY           VALUE          VALUE      GRADE INCOME   INVESTMENT
                                        FUND             FUND           FUND          FUND          FUND
                                   --------------   --------------   ----------   ------------   ----------
INVESTMENT INCOME
  Dividend income................   $   421,236       $  280,578     $   59,271    $       0     $       0
  Interest income................        44,456           83,359         14,687      875,126       868,093
  Foreign taxes withheld.........             0                0           (131)           0             0
                                    -----------       ----------     ----------    ---------     ---------
       TOTAL INCOME..............       465,692          363,937         73,827      875,126       868,093
EXPENSES
  Investment advisory fees - Note
     3...........................       255,150          312,980         50,406       70,138        57,846
  Shareholder servicing
     fee - Note 4................            26              121             29            0             0
  Administrative fees - Note 3...        44,767           43,397          9,842       20,199        20,665
  Custodian fees.................        19,746           34,766         26,759       22,030        18,802
  Audit fees.....................         8,942            8,943          8,943        8,942         8,942
  Legal fees.....................         9,936            9,937          9,937        9,937         9,936
  Printing expenses..............         4,968            4,968          4,968        4,968         4,968
  Trustees fees - Note 5.........         3,322            3,671            572        1,564         1,677
  Transfer agent fees............        55,442           54,728         24,177       21,438        31,338
  Organizational expenses........         6,139            6,066          2,864        6,479         4,045
  Registration fees..............        10,160            8,288          9,139        8,544         8,804
  Insurance......................         2,899            3,213            499        1,365         1,461
  Other..........................         1,754            1,944            383        1,011         1,081
  Expenses borne by Schroder
     Capital Management
     Inc. - Note 3...............       (15,661)         (10,800)       (72,917)           0       (20,612)
  Expenses waived by Schroder
     Capital Management
     Inc. - Note 3...............       (85,050)               0              0      (70,138)            0
                                    -----------       ----------     ----------    ---------     ---------
       TOTAL EXPENSES............       322,540          482,222         75,601      106,477       148,953
                                    -----------       ----------     ----------    ---------     ---------
       NET INVESTMENT INCOME
          (LOSS).................       143,152         (118,285)        (1,774)     768,649       719,140
                                    -----------       ----------     ----------    ---------     ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
     investments.................     3,075,995         (874,419)       718,110       62,264       (44,697)
  Change in net unrealized
     appreciation (depreciation)
     of investments..............     7,413,611        2,883,669      1,439,943     (771,895)     (180,996)
                                    -----------       ----------     ----------    ---------     ---------
  NET GAIN (LOSS)................    10,489,606        2,009,250      2,158,053     (709,631)     (225,693)
                                    -----------       ----------     ----------    ---------     ---------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS......   $10,632,758       $1,890,965     $2,156,279    $  59,018     $ 493,447
                                    ===========       ==========     ==========    =========     =========

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
APRIL 30, 1999

                                            LARGE CAPITALIZATION         SMALL CAPITALIZATION
                                                 EQUITY FUND                  VALUE FUND
                                          -------------------------   --------------------------
                                          SIX MONTHS       YEAR       SIX MONTHS        YEAR
                                             ENDED         ENDED         ENDED         ENDED
                                            4/30/99      10/31/98       4/30/99       10/31/98
                                          -----------   -----------   -----------   ------------
                                          (UNAUDITED)                 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
  From operations:
     Net investment income (loss).......  $  143,152    $   205,818   $ (118,285)   $   (123,184)
     Net realized gain (loss) on
       investments......................   3,075,995     17,791,908     (874,419)      1,642,336
     Change in net unrealized
       appreciation (depreciation) of
       investments......................   7,413,611     (7,399,855)   2,883,669     (13,419,656)
                                          -----------   -----------   -----------   ------------
  Net increase (decrease) in net assets
     resulting from operations..........  10,632,758     10,597,871    1,890,965     (11,900,504)
  Net equalization (debits) credits.....           0              0            0               0
  Dividends and distributions to
     Investor Shareholders:
     From net investment income.........    (180,921)      (267,881)           0               0
     From net realized capital gains....  (13,211,236)   (8,235,872)  (1,240,173)    (14,815,244)
  Dividends and distributions to Advisor
     Shareholders:
     From net investment income.........           0             --            0               0
     From net realized capital gains....           0             --       (1,465)         (3,017)
     Net increase (decrease) from
       Investor share transactions......  12,123,141     13,048,089   (3,629,445)     (2,176,361)
     Net increase (decrease) from
       Advisor share transactions.......      37,500              0       85,589          (7,484)
                                          -----------   -----------   -----------   ------------
     TOTAL INCREASE (DECREASE)..........   9,401,242     15,142,207   (2,894,529)    (28,902,610)
  Net Assets
     Beginning of period................  60,694,447     45,552,240   67,862,608      96,765,218
                                          -----------   -----------   -----------   ------------
     End of period......................  $70,095,689   $60,694,447   $64,968,079   $ 67,862,608
                                          ===========   ===========   ===========   ============
Including undistributed (distributions
  in excess of) net investment income...  $   84,070    $   121,839   $ (118,285)   $          0

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
APRIL 30, 1999

           MIDCAP VALUE              INVESTMENT GRADE               SHORT-TERM
               FUND                     INCOME FUND               INVESTMENT FUND
     -------------------------   -------------------------   -------------------------
     SIX MONTHS      PERIOD      SIX MONTHS       YEAR       SIX MONTHS       YEAR
        ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
       4/30/99      10/31/98       4/30/99      10/31/98       4/30/99      10/31/98
     -----------   -----------   -----------   -----------   -----------   -----------
     (UNAUDITED)                 (UNAUDITED)                 (UNAUDITED)
     $   (1,774)   $    (7,338)  $  768,649    $ 1,478,965   $  719,140    $ 1,328,646
        718,110     (1,230,448)      62,264        937,282      (44,697)           (74)
      1,439,943        234,550     (771,895)      (316,048)    (180,996)       113,160
     -----------   -----------   -----------   -----------   -----------   -----------
      2,156,279     (1,003,236)      59,018      2,100,199      493,447      1,441,732
              0              0       (1,717)         2,797            0              0
         (4,932)             0     (779,739)    (1,482,588)    (719,140)    (1,334,421)
              0              0     (875,449)             0            0              0
              0              0           --             --           --             --
              0              0           --             --           --             --
        (17,976)     1,421,327    1,621,988        830,443   (2,388,776)     2,600,601
              0          3,184           --             --           --             --
     -----------   -----------   -----------   -----------   -----------   -----------
      2,133,371        421,275       24,101      1,450,851   (2,614,469)     2,707,912
     10,486,791     10,065,516   28,133,787     26,682,936   30,054,218     27,346,306
     -----------   -----------   -----------   -----------   -----------   -----------
     $12,620,162   $10,486,791   $28,157,888   $28,133,787   $27,439,749   $30,054,218
     ===========   ===========   ===========   ===========   ===========   ===========
     $   (1,774)   $     4,932   $       43    $    12,850   $   (3,572)   $    (3,572)

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                               SIX MONTHS                                                PERIOD
                                 ENDED               YEAR ENDED OCTOBER 31,               ENDED
                               APRIL 30,     ---------------------------------------   OCTOBER 31,
                                1999(1)       1998        1997      1996      1995       1994(2)
                               ----------    -------     -------   -------   -------   -----------
NET ASSET VALUE AT BEGINNING
  OF PERIOD..................   $ 14.75      $ 14.48     $ 12.18   $ 11.12   $  9.45     $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income......      0.03(3)      0.05(3)     0.10      0.11      0.11(3)     0.06(3)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments..............      2.30         2.95        3.04      1.92      1.63       (0.61)
                                -------      -------     -------   -------   -------     -------
  TOTAL FROM INVESTMENT
    OPERATIONS...............      2.33         3.00        3.14      2.03      1.74       (0.55)
                                -------      -------     -------   -------   -------     -------
LESS DISTRIBUTIONS:
  From Net Investment
    Income...................     (0.04)       (0.09)      (0.11)    (0.13)    (0.07)       0.00
  From Net Realized Capital
    Gains....................     (3.17)       (2.64)      (0.73)    (0.84)     0.00        0.00
                                -------      -------     -------   -------   -------     -------
  Total Distributions........     (3.21)       (2.73)      (0.84)    (0.97)    (0.07)       0.00
                                -------      -------     -------   -------   -------     -------
NET ASSET VALUE AT END OF
  PERIOD.....................   $ 13.87      $ 14.75     $ 14.48   $ 12.18   $ 11.12     $  9.45
                                =======      =======     =======   =======   =======     =======
TOTAL RETURN.................     17.35%(4)    23.91%      26.18%    19.30%    18.63%      (5.50)%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period
    (000's)..................   $70,057      $60,694     $45,552   $42,905   $38,088     $21,309
  Ratio of Operating Expenses
    to Average Net Assets....      0.95%(3,5)   1.04%(3)    1.23%     1.26%     1.40%(3)    1.30%(3,5)
  Ratio of Net Investment
    Income to Average Net
    Assets...................      0.42%(5)     0.36%       0.63%     0.94%     1.27%       1.37%(5)
  Portfolio Turnover Rate....     50.10%(4)   161.11%      64.91%    56.83%    83.15%     102.56%(4)

(1) Unaudited.
(2) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(3) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999 - $0.01 and 1.20%, 1998 - $0.03 and 1.20%,
    1995 - $0.11 and 1.45%; 1994 - $0.02 and 2.17%, respectively.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND - ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                PERIOD
                                                                 ENDED
                                                               APRIL 30,
                                                               1999(1,2)
                                                              -----------
NET ASSET VALUE AT BEGINNING OF PERIOD......................    $13.35
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................................      0.00(3)
  Net Realized and Unrealized Gain (Loss) on Investments....      0.51
                                                                ------
  TOTAL FROM INVESTMENT OPERATIONS..........................      0.51
                                                                ------
LESS DISTRIBUTIONS:
  From Net Investment Income................................      0.00
  From Net Realized Capital Gains...........................      0.00
                                                                ------
  Total Distributions.......................................      0.00
                                                                ------
NET ASSET VALUE AT END OF PERIOD............................    $13.86
                                                                ======
TOTAL RETURN................................................      3.82%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).......................    $   39
  Ratio of Operating Expenses to Average Net Assets.........      1.20%(3,5)
  Ratio of Net Investment Income to Average Net Assets......      0.00%(5)
  Portfolio Turnover Rate...................................     50.10%(4,6)

(1) Unaudited.
(2) For the period January 19, 1999 (initial offering date of Advisor Shares of the Fund) through April 30, 1999.
(3) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999 - $(5.58) and 150.35%.
(4) Not annualized.
(5) Annualized.
(6) Represents the Fund's portfolio turnover rate for the entire six months ended April 30, 1999.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                               SIX MONTHS                                                PERIOD
                                 ENDED               YEAR ENDED OCTOBER 31,               ENDED
                               APRIL 30,      -------------------------------------    OCTOBER 31,
                                1999(1)        1998      1997      1996      1995        1994(2)
                               ----------     -------   -------   -------   -------    -----------
NET ASSET VALUE AT BEGINNING
  OF PERIOD..................   $  12.91      $ 17.67   $ 13.05   $ 10.77   $  9.77     $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income
    (Loss)...................      (0.02)       (0.02)    (0.05)    (0.05)    (0.03)(3)     0.00(3)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments..............       0.49        (2.05)     5.65      2.34      1.03        (0.23)
                                --------      -------   -------   -------   -------     --------
  TOTAL FROM INVESTMENT
    OPERATIONS...............       0.47        (2.07)     5.60      2.29      1.00        (0.23)
                                --------      -------   -------   -------   -------     --------
LESS DISTRIBUTIONS:
  From Net Realized Capital
    Gains....................      (0.24)       (2.69)    (0.98)    (0.01)     0.00         0.00
                                --------      -------   -------   -------   -------     --------
  Total Distributions........      (0.24)       (2.69)    (0.98)    (0.01)     0.00         0.00
                                --------      -------   -------   -------   -------     --------
NET ASSET VALUE AT END OF
  PERIOD.....................   $  13.14      $ 12.91   $ 17.67   $ 13.05   $ 10.77     $   9.77
                                ========      =======   =======   =======   =======     ========
TOTAL RETURN.................       3.64%(4)   (13.29)%   48.46%    21.17%    10.27%       (2.30)%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period
    (000's)..................   $ 64,833      $67,814   $96,709   $48,614   $47,929     $ 21,193
  Ratio of Operating Expenses
    to Average Net Assets....       1.47%(5)     1.29%     1.32%     1.43%     1.56%(3)     1.45%(3,5)
  Ratio of Net Investment
    Income to Average Net
    Assets...................      (0.36)%(5)   (0.14)%   (0.36)%   (0.34)%   (0.29)%       0.17%(5)
  Portfolio Turnover Rate....      46.20%(4)    87.51%    77.48%    81.63%    45.74%       18.53%(4)

(1) Unaudited.
(2) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.
(3) Net Investment Income (Loss) is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1995 - $(0.03) and 1.62%; 1994 - $(0.04) and 3.15%, respectively.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED     PERIOD ENDED
                                                     APRIL 30,     OCTOBER 31,    OCTOBER 31,
                                                      1999(1)         1998          1997(2)
                                                     ----------    -----------    ------------
NET ASSET VALUE AT BEGINNING OF PERIOD.............    $12.86        $ 17.67         $18.29
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss..............................     (0.04)(3)      (0.02)(3)      (0.01)
  Net Realized and Unrealized Gain (Loss) on
     Investments...................................      0.49          (2.10)         (0.61)
                                                       ------        -------         ------
  Total from Investment Operations.................      0.45          (2.12)         (0.62)
                                                       ------        -------         ------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains..................     (0.24)         (2.69)          0.00
                                                       ------        -------         ------
  Total Distributions..............................     (0.24)         (2.69)          0.00
                                                       ------        -------         ------
NET ASSET VALUE AT END OF PERIOD...................    $13.07        $ 12.86         $17.67
                                                       ======        =======         ======
TOTAL RETURN.......................................      3.50%(4)     (13.63)%        (3.39)%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)..............    $  135        $    49         $   56
  Ratio of Operating Expenses to Average Net
     Assets........................................      1.72%(3,5)     1.54%(3)       1.46%(5)
  Ratio of Net Investment Income to Average Net
     Assets........................................     (0.66)%(5)     (0.42)%         0.63%(5)
  Portfolio Turnover Rate..........................     46.20%(4)      87.51%         77.48%(6)

(1) Unaudited.
(2) For the period September 26, 1997 (initial offering date of Advisor Shares of the Fund) through October 31, 1997.
(3) Net Investment Loss is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1999 - $(1.09) and 23.91%, 1998 - $(3.68) and 77.44%, respectively.
(4) Not annualized.
(5) Annualized.
(6) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1997.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                      SIX MONTHS                     PERIOD
                                                        ENDED       YEAR ENDED        ENDED
                                                       APRIL 30     OCTOBER 31,    OCTOBER 31,
                                                       1999(1)         1998          1997(2)
                                                      ----------    -----------    -----------
NET ASSET VALUE AT BEGINNING OF PERIOD..............   $  9.72        $ 10.36        $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)(3)...................      0.00          (0.01)          0.00
  Net Realized and Unrealized Gain (Loss) on
     Investments....................................      1.99          (0.63)          0.36
                                                       -------        -------        -------
  TOTAL FROM INVESTMENT OPERATIONS..................      1.99          (0.64)          0.36
                                                       -------        -------        -------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains...................      0.00           0.00           0.00
                                                       -------        -------        -------
  Total Distributions...............................      0.00           0.00           0.00
                                                       -------        -------        -------
NET ASSET VALUE AT END OF PERIOD....................   $ 11.71        $  9.72        $ 10.36
                                                       =======        =======        =======
TOTAL RETURN........................................     20.53%(4)      (6.18)%         3.60%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's)...............   $12,616        $10,483        $10,066
  Ratio of Operating Expenses to Average Net
     Assets(3)......................................      1.35%(5)       1.35%          1.35%(5)
  Ratio of Net Investment Income to Average Net
     Assets.........................................     (0.03)%(5)     (0.06)%        (0.13)%(5)
  Portfolio Turnover Rate...........................     97.24%(4)     165.62%         11.96%(4)

(1) Unaudited.
(2) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.
(3) Net Investment Income (Loss) is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1999 - $(0.06) and 2.48%, 1998 - $(0.12) and 2.47%, 1997 - $(0.06) and
    4.33%, respectively.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              SIX MONTHS      PERIOD
                                                                ENDED          ENDED
                                                              APRIL 30,     OCTOBER 31,
                                                               1999(1)        1998(2)
                                                              ----------    -----------
NET ASSET VALUE AT BEGINNING OF PERIOD......................    $ 9.72        $  9.30
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Loss(3)....................................     (0.01)         (0.00)
  Net Realized and Unrealized Gain on Investments...........      1.99           0.42
                                                                ------        -------
  TOTAL FROM INVESTMENT OPERATIONS..........................      1.98           0.42
                                                                ------        -------
LESS DISTRIBUTIONS:
  From Net Realized Capital Gains...........................      0.00           0.00
                                                                ------        -------
  Total Distributions.......................................      0.00           0.00
                                                                ------        -------
NET ASSET VALUE AT END OF PERIOD............................    $11.70        $  9.72
                                                                ======        =======
TOTAL RETURN................................................     20.37%(4)       4.52%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period (000's).......................    $    4        $     3
  Ratio of Operating Expenses to Average Net Assets(3)......      1.60%(5)       1.60%(5)
  Ratio of Net Investment Income to Average Net Assets......     (0.28)%(5)     (1.06)%(5)
  Portfolio Turnover Rate...................................     97.24%(4)     165.62%(6)

(1) Unaudited.
(2) For the period October 23, 1998 (initial offering date of Advisor Shares of the Fund) through October 31, 1998.
(3) Net Investment Loss is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1999 - $(28.78) and 556.87%, 1998 - $(1.38) and 671.68%.
(4) Not annualized.
(5) Annualized.
(6) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1998.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                      SIX MONTHS                                             PERIOD
                                        ENDED             YEAR ENDED OCTOBER 31,              ENDED
                                      APRIL 30,    -------------------------------------   OCTOBER 31,
                                       1999(1)      1998      1997      1996      1995       1994(2)
                                      ----------   -------   -------   -------   -------   -----------
NET ASSET VALUE AT BEGINNING OF
  PERIOD............................   $ 10.00     $  9.77   $  9.70   $  9.93   $  9.14     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income(3)..........      0.26        0.54      0.49      0.53      0.59        0.34
  Net Realized and Unrealized Gain
    (Loss) on Investments...........     (0.24)       0.23      0.16     (0.11)     0.79       (0.83)
                                       -------     -------   -------   -------   -------     -------
  TOTAL FROM INVESTMENT
    OPERATIONS......................      0.02        0.77      0.65      0.42      1.38       (0.49)
                                       -------     -------   -------   -------   -------     -------
LESS DISTRIBUTIONS:
  From Net Investment Income........     (0.27)      (0.54)    (0.49)    (0.53)    (0.59)      (0.34)
  From Net Realized Capital Gains...     (0.31)       0.00     (0.09)    (0.12)     0.00        0.00
  Tax Return of Capital.............      0.00        0.00      0.00      0.00      0.00       (0.03)
                                       -------     -------   -------   -------   -------     -------
  Total Distributions...............     (0.58)      (0.54)    (0.58)    (0.65)    (0.59)      (0.37)
                                       -------     -------   -------   -------   -------     -------
NET ASSET VALUE AT END OF PERIOD....   $  9.44     $ 10.00   $  9.77   $  9.70   $  9.93     $  9.14
                                       =======     =======   =======   =======   =======     =======
TOTAL RETURN........................      0.17%(4)    8.10%     7.68%     4.38%    15.62%      (4.90)%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of Period
    (000's).........................   $28,158     $28,134   $26,683   $23,708   $23,704     $12,905
  Ratio of Operating Expenses to
    Average Net Assets(3)...........      0.76%(5)    0.89%     1.12%     1.12%     1.06%       0.87%(5)
  Ratio of Net Investment Income to
    Average Net Assets..............      5.47%(5)    5.47%     5.58%     5.46%     6.35%       6.39%(5)
  Portfolio Turnover Rate...........    125.20%(4)  112.69%    43.65%    68.76%   113.50%     115.63%(4)

(1) Unaudited.
(2) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.
(3) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999 - $0.24 and 1.26%, 1998 - $0.51 and 1.25%,
    1997 - $0.47 and 1.33%, 1996 - $0.52 and 1.24%, 1995 - $0.56 and 1.50%;
    1994 - $0.21 and 3.98%, respectively.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                             SIX MONTHS                                                  PERIOD
                               ENDED                YEAR ENDED OCTOBER 31,                ENDED
                             APRIL 30,     ----------------------------------------    OCTOBER 31,
                              1999(1)       1998       1997       1996       1995        1994(2)
                             ----------    -------    -------    -------    -------    -----------
NET ASSET VALUE AT
  BEGINNING OF PERIOD......   $  9.90      $  9.87    $  9.87    $  9.88    $  9.88      $ 10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net Investment Income....      0.24(3)      0.46(3)    0.46(3)    0.45       0.49(3)      0.30(3)
  Net Realized and
    Unrealized Gain (Loss)
    on Investments.........     (0.07)        0.03      (0.00)      0.00       0.00        (0.12)
                              -------      -------    -------    -------    -------      -------
  TOTAL FROM INVESTMENT
    OPERATIONS.............      0.17         0.49       0.46       0.45       0.49         0.18
                              -------      -------    -------    -------    -------      -------
LESS DISTRIBUTIONS:
  From Net Investment
    Income.................     (0.24)       (0.46)     (0.46)     (0.45)     (0.49)       (0.30)
  In Excess of Net
    Investment Income......      0.00         0.00       0.00      (0.01)      0.00         0.00
                              -------      -------    -------    -------    -------      -------
  Total Distributions......     (0.24)       (0.46)     (0.46)     (0.46)     (0.49)       (0.30)
                              -------      -------    -------    -------    -------      -------
NET ASSET VALUE AT END OF
  PERIOD...................   $  9.83      $  9.90    $  9.87    $  9.87    $  9.88      $  9.88
                              =======      =======    =======    =======    =======      =======
TOTAL RETURN...............      1.76%(4)     5.09%      4.74%      4.63%      5.02%        1.83%(4)
RATIOS & SUPPLEMENTAL DATA
  Net Assets at End of
    Period (000's).........   $27,440      $30,054    $27,346    $30,527    $33,936      $30,771
  Ratio of Operating
    Expenses to Average Net
    Assets.................      1.03%(3,5)   1.03%(3)   1.03%(3)   1.00%      0.95%(3)     0.78%(3,5)
  Ratio of Net Investment
    Income to Average Net
    Assets.................      4.97%(5)     4.65%      4.64%      4.50%      4.91%        4.48%(5)
  Portfolio Turnover
    Rate...................      8.87%(4)    92.95%     65.57%    154.66%     27.86%       71.38%(4)

(1) Unaudited.
(2) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.
(3) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1999 - $0.24 and 1.17%, 1998 - $0.45 and 1.12%, 1997 - $0.46 and 1.05%,
    1995 - $0.47 and 1.08%; 1994 - $0.24 and 1.66%, respectively.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Series Trust (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust has an unlimited number of authorized shares, which are divided into five separate investment portfolios -- Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund (collectively, the "Funds"). The Funds (except Schroder Short-Term Investment Fund) are presently authorized to issue two classes of shares -- "Investor Shares" and "Advisor Shares." As of April 30, 1999, each Fund had issued Investor Shares and Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund had issued Advisor Shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with generally accepted accounting principles.

VALUATION OF INVESTMENTS: Equity securities traded on a national securities exchange are valued at their last reported sale price on the principal exchange, or, if traded in the over-the-counter market or on a national securities exchange for which no sales took place on the day of valuation, at the last available bid price. Debt securities are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of debt securities, or through obtaining independent quotes from market makers. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Trustees of the Trust ("Trustees").

REPURCHASE AGREEMENTS: Funds may enter into repurchase agreements with approved institutions. Repurchase agreements are collateralized by U.S. Government securities. The Trust's custodian takes possession of the underlying securities, the market value of which, at the time of purchase, at least equals the resale price, principal amount plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the underlying securities is marked-to-market on a daily basis to ensure the adequacy of the underlying securities. Schroder Capital Management Inc. ("SCM"), investment adviser to the Trust, is responsible for determining that the value of the underlying securities is at all times at least equal to the resale price. In the event of default by the seller to repurchase the securities, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds

--------------------------------------------------------------------------------

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SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

of sale, including accrued interest, are less than the resale price of the repurchase agreement. If the seller should be involved in bankruptcy or insolvency proceedings, realization and/or retention of the underlying securities, or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributed to a specific Fund and/or class of shares. Expenses not directly attributed to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by SCM or the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income are declared and distributed at least annually for Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund; declared and distributed monthly for Schroder Investment Grade Income Fund; and declared daily and distributed monthly for Schroder Short-Term Investment Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: Costs and expenses of the Funds paid by SCM and its affiliates in connection with the organization of the Funds and the initial public offering of their shares have been deferred by the Funds and are being amortized on a straight-line basis from the date operations commenced over a period that it is expected a benefit will be realized, not to exceed five years. Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund have concluded amortizing their organizational costs. SCM has agreed with respect to the Schroder MidCap Value Fund that, if any of the initial shares of the Fund are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. For this purpose, SCM has specified that its initial investment in the Schroder MidCap Value Fund was in the amount of $100,000.

EQUALIZATION: Schroder Investment Grade Income Fund follows an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales and redemptions of the Fund's shares.

FEDERAL INCOME TAXES: It is the policy of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

As of October 31, 1998, the Funds listed had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:

                                                                    EXPIRATION
                                                                       DATES
FUND                                                    AMOUNT      OCTOBER 31,
----                                                    ------      -----------
Schroder MidCap Value Fund..........................  $  144,375       2005

Schroder MidCap Value Fund..........................   1,137,669       2006

Schroder Short-Term Investment Fund.................     104,408       2004

Schroder Short-Term Investment Fund.................       4,553       2005

Schroder Short-Term Investment Fund.................       2,632       2006

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, losses deferred due to wash sales and excise tax regulations.

NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENT

The Trust has entered into an investment advisory agreement with SCM. Under the agreement, SCM provides investment management services, and is entitled to receive for its services compensation monthly at the following annual rates based on average daily net assets of each Fund taken separately: 0.75% for Schroder Large Capitalization Equity Fund; 0.95% for Schroder Small Capitalization Value Fund; 0.90% for Schroder MidCap Value Fund; 0.50% for Schroder Investment Grade Income Fund; and 0.40% for Schroder Short-Term Investment Fund.

SCM is contractually obligated, through October 31, 1999, to waive a portion of the investment advisory fees it is entitled to receive from Schroder Large Capitalization Equity Fund and from Schroder Investment Grade Income Fund. As a result, during the period of the waiver, Schroder Large Capitalization Equity Fund will pay investment advisory fees to SCM at the annual rate of 0.50% of the Fund's average daily net assets, and Schroder Investment Grade Income Fund will pay no investment advisory fees.

In addition, SCM is contractually obligated to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds until October 31, 1999, to the extent that a Fund's total operating expenses attributable to its Investor Shares and its Advisor Shares exceed the following annual rates: 1.55% and 1.80% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Large Capitalization Equity Fund; 1.70% and 1.95% of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Small Capitalization Value Fund; 1.35% and 1.60% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder MidCap Value Fund; 1.12% and 1.37% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Investment Grade Income Fund; and 1.03% of average daily net assets attributable to Investor Shares of Schroder Short-Term Investment Fund. The Trust pays all expenses not assumed by SCM, including independent Trustees' fees, auditing, legal, custodial, and shareholder servicing and shareholder reporting expenses.

It is expected that on or about July 1, 1999, SCM and its sister company, Schroder Capital Management International Inc., will merge into a newly organized Schroder entity to be known as Schroder Investment Management North America Inc.

The Trust has entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). Under the Administration Agreement, the Trust pays compensation to State Street at the following annual rates based on the average daily net assets of each Fund taken separately: 0.08% of the first $125 million of each Fund's average daily net assets, 0.06% of the next $125 million of each Fund's average daily net assets and 0.04% of each Fund's average daily net assets in excess of $250 million, subject to certain minimum requirements.

Effective June 1, 1999, the terms of the Administration Agreement were amended. Under the revised Administration Agreement, the Trust, in addition to other Series managed by Schroder, will pay fees based on the combined average daily net assets of all Funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion of such assets, and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum requirements.

NOTE 4 -- SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder servicing plan for the Advisor Shares of each Fund except Schroder Short-Term Investment Fund (which does not issue Advisor Shares). Under the plan, Schroder Fund Advisors Inc. or Service Organizations provide administrative support services to their customers who hold a Fund's Advisor Shares. For these shareholder services, Schroder Fund Advisors Inc. receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund attributable to its Advisor Shares.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are employees of SCM. For their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SCM or Schroder Fund Advisors Inc. will receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the period ended April 30, 1999 were as follows:

                                           NON-                          NON-
                                        GOVERNMENT     GOVERNMENT     GOVERNMENT     GOVERNMENT
                                         PURCHASES      PURCHASES        SALES          SALES
                                        -----------    -----------    -----------    -----------
Schroder Large Capitalization Equity
  Fund................................  $33,471,757    $         0    $35,585,829    $         0

Schroder Small Capitalization Value
  Fund................................   29,957,277              0     33,256,146              0

Schroder MidCap Value Fund............   10,812,185              0     10,659,657              0

Schroder Investment Grade Income
  Fund................................   14,269,531     20,767,628     11,146,498     23,097,674

Schroder Short-Term Investment Fund...    7,714,631      7,339,791      1,000,000      1,000,000

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 1999 were as follows:

                                                  GROSS UNREALIZED                NET UNREALIZED
                          IDENTIFIED COST   APPRECIATION   (DEPRECIATION)   APPRECIATION/(DEPRECIATION)
                          ---------------   ------------   --------------   ---------------------------
Schroder Large
  Capitalization Equity
  Fund..................    $59,027,010     $11,494,065     $  (717,625)            $10,776,440

Schroder Small
  Capitalization Value
  Fund..................     52,898,588      14,248,858      (2,076,283)             12,172,575

Schroder MidCap Value
  Fund..................     11,144,314       1,986,609        (253,769)              1,732,840

Schroder Investment
  Grade Income Fund.....     28,282,807         160,743        (371,473)               (210,730)

Schroder Short-Term
  Investment Fund.......     27,385,624          36,222         (78,098)                (41,876)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at April 30, 1999.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

NOTE 7 -- SHAREHOLDERS' TRANSACTIONS

Following is a summary of shareholder transactions for each Fund:

                                            SIX MONTHS ENDED
                                             APRIL 30, 1999                  YEAR ENDED
                                               (UNAUDITED)                OCTOBER 31, 1998
                                         SHARES        DOLLARS         SHARES        DOLLARS
                                        ---------    ------------    ----------    ------------
SCHRODER LARGE CAPITALIZATION EQUITY
  FUND INVESTOR CLASS

  Shares sold.........................    770,079    $ 10,677,173     2,358,624    $ 33,242,828

  Shares issued to shareholders in
     reinvestment.....................  1,029,955      13,358,523       672,845       8,486,981

  Shares redeemed.....................   (862,210)    (11,912,555)   (2,063,508)    (28,681,720)
                                        ---------    ------------    ----------    ------------

  Net increase........................    937,824    $ 12,123,141       967,961    $ 13,048,089
                                        =========    ============    ==========    ============

                                              FOR THE PERIOD
                                             JANUARY 19, 1999
                                             TO APRIL 30, 1999
                                                (UNAUDITED)
                                          SHARES        DOLLARS
                                         ---------    ------------
SCHRODER LARGE CAPITALIZATION EQUITY
  FUND ADVISOR CLASS

  Shares sold..........................      2,809    $     37,500

  Shares issued to shareholders in
     reinvestment......................          0               0

  Shares redeemed......................         (0)             (0)
                                         ---------    ------------

  Net increase.........................      2,809    $     37,500
                                         =========    ============

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

                                            SIX MONTHS ENDED
                                             APRIL 30, 1999                  YEAR ENDED
                                              (UNAUDITED)                 OCTOBER 31, 1998
                                         SHARES        DOLLARS         SHARES        DOLLARS
                                       ----------    ------------    ----------    ------------
SCHRODER SMALL CAPITALIZATION VALUE
  FUND INVESTOR CLASS

  Shares sold........................   1,080,493    $ 14,056,246     2,332,423    $ 33,749,377

  Shares issued to shareholders in
     reinvestment....................      94,824       1,228,923       987,453      14,680,429

  Shares redeemed....................  (1,494,932)    (18,914,614)   (3,538,630)    (50,606,167)
                                       ----------    ------------    ----------    ------------

  Net (decrease).....................    (319,615)   $ (3,629,445)     (218,754)   $ (2,176,361)
                                       ==========    ============    ==========    ============

SCHRODER SMALL CAPITALIZATION VALUE
  FUND ADVISOR CLASS

  Shares sold........................       6,587    $     86,833         4,118    $     50,654

  Shares issued to shareholders in
     reinvestment....................         112           1,442            81           1,208

  Shares redeemed....................        (210)         (2,686)       (3,566)        (59,346)
                                       ----------    ------------    ----------    ------------

  Net increase (decrease)............       6,489    $     85,589           633    $     (7,484)
                                       ==========    ============    ==========    ============

SCHRODER MIDCAP VALUE FUND INVESTOR
  CLASS

  Shares sold........................     175,865    $  1,844,321       612,837    $  6,657,769

  Shares issued to shareholders in
     reinvestment....................         473           4,931             0               0

  Shares redeemed....................    (177,365)     (1,867,228)     (506,218)     (5,236,442)
                                       ----------    ------------    ----------    ------------

  Net (decrease) increase............      (1,027)   $    (17,976)      106,619    $  1,421,327
                                       ==========    ============    ==========    ============

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                                       46
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--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

                                            SIX MONTHS ENDED               FOR THE PERIOD
                                             APRIL 30, 1999               OCTOBER 23, 1998
                                              (UNAUDITED)               TO OCTOBER 31, 1998
                                         SHARES        DOLLARS         SHARES        DOLLARS
                                       ----------    ------------    ----------    ------------
SCHRODER MIDCAP VALUE FUND ADVISOR
  CLASS

  Shares sold........................           0    $          0           342    $      3,184

  Shares issued to shareholders in
     reinvestment....................           0               0             0               0

  Shares redeemed....................          (0)             (0)           (0)             (0)
                                       ----------    ------------    ----------    ------------

  Net increase.......................           0    $          0           342    $      3,184
                                       ==========    ============    ==========    ============

                                                                             YEAR ENDED
                                                                          OCTOBER 31, 1998
                                                                       SHARES        DOLLARS
                                                                     ----------    ------------
SCHRODER INVESTMENT GRADE INCOME FUND
  INVESTOR CLASS

  Shares sold........................     613,949    $  5,908,873       413,213    $  4,144,975

  Shares issued to shareholders in
     reinvestment....................     170,860       1,653,059       147,906       1,460,393

  Shares redeemed....................    (616,195)     (5,939,944)     (479,624)     (4,772,128)

  Income equalization (received)
     paid............................           0           1,717             0          (2,797)
                                       ----------    ------------    ----------    ------------

  Net increase.......................     168,614    $  1,623,705        81,495    $    830,443
                                       ==========    ============    ==========    ============
SCHRODER SHORT-TERM INVESTMENT FUND
  INVESTOR CLASS

  Shares sold........................   1,237,591    $ 12,207,145     2,559,113    $ 25,265,801

  Shares issued to shareholders in
     reinvestment....................      71,968         709,565       135,287       1,334,916

  Shares redeemed....................  (1,551,943)    (15,305,486)   (2,430,714)    (24,000,116)
                                       ----------    ------------    ----------    ------------

  Net (decrease) increase............    (242,384)   $ (2,388,776)      263,686    $  2,600,601
                                       ==========    ============    ==========    ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)

NOTE 8 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning 5% or more of a class of shares of a Fund outstanding as of April 30, 1999 and the total percentage of the class of shares of the Fund held by such shareholder(s).

                                                              5% OR GREATER SHAREHOLDERS
                                                              --------------------------
                                                              NUMBER     % OF FUND HELD
                                                              -------    ---------------
Schroder Large Capitalization Equity Fund -- Investor.......     2            37.62%

Schroder Large Capitalization Equity Fund -- Advisor........     1           100.00%

Schroder Small Capitalization Value Fund -- Investor........     1             5.28%

Schroder Small Capitalization Value Fund -- Advisor.........     2            98.16%

Schroder MidCap Value Fund -- Investor......................     3            46.27%

Schroder MidCap Value Fund -- Advisor.......................     1           100.00%

Schroder Investment Grade Income Fund -- Investor...........     2            52.34%

Schroder Short-Term Investment Fund -- Investor.............     2            11.92%

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                                       48

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

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

INVESTMENT MANAGER
Schroder Capital Management Inc.

OFFICERS
Nancy A. Curtin, Chairman
Alexandra Poe, President
Jane P. Lucas, Vice President
Catherine A. Mazza, Vice President
Robert C. Michele, Vice President
Alan M. Mandel, Treasurer and Clerk
Fergal Cassidy, Assistant Treasurer
Barbara Gottlieb, Assistant Clerk

TRUSTEES
Nancy A. Curtin
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

TRANSFER AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.
--------------------------------------------------------------------------------

                             Schroder Series Trust
                                 P.O. Box 8507
                                Boston, MA 02266
                                  800-464-3108
                                    0699WSSA

        [SCHRODERS LOGO]

                                  ----------------------------------------------

              SCHRODER SERIES TRUST

              Schroder Large
              Capitalization Equity Fund

              Schroder Small
              Capitalization Value Fund

              Schroder MidCap
              Value Fund

              Schroder Investment
              Grade Income Fund

              Schroder Short-Term
              Investment Fund

              SEMI-ANNUAL REPORT
              April 30, 1999
              (Unaudited)